Filed pursuant to Rule 497(e)
1933 Act File No.	333-231734
1940 Act File No.	811-23426

Infusive US Trust

Infusive® Compounding Global Equities ETF (JOYY) (the “Fund”)

Supplement dated May 31, 2022 (the “Supplement”) to the Fund’s Statement of Additional
Information (the “SAI”) dated October 28, 2021, as supplemented or amended

Effective May 31, 2022, Conrad Levy has resigned as a trustee and chairman of the board of trustees of Infusive US Trust (the ”Trust”) and has resigned as the Trust’s Treasurer, principal financial officer, Chief Compliance Officer, Anti-Money Laundering Officer and Chief Legal Officer. Accordingly, effective immediately, all references to Mr. Levy are removed from the SAI.

Effective May 31, 2022, Brett Whitley has been appointed to the officer positions indicated below:

Information about Conrad Levy in the “Officers” table under “Management” is deleted in its entirety and replaced with the following:

Officers

Name & Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Brett Whitley 1972	Treasurer & Principal Financial Officer; Chief Compliance Officer; and Anti-Money Laundering Officer	Since May 2022	Chief Financial Officer of Infusive PLC from April 2021-present; Chief Financial Officer & Director of Mere Plantations Limited from December 2018-April 2021; Global Controller of Bunge Financial Services Group, NY from January 2018-July 2018; Chief Financial Officer of Bunge Chicago from January 2016 -June 2018; Controller Bunge Product Lines, NY from January 2016 -December 2017.

For more information, please contact the Fund at 1-844-INF-JOYY (1-844-463-5699).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.